Transaction Summary
On February 13, 2014, Easton-Bell Sports, Inc. reached an agreement to sell the assets of its Easton Baseball /
Softball business to Bauer Performance Sports (“Bauer”) for $330MM
– Closing expected in March / April 2014
Easton-Bell Sports, Inc. also announced that it is working towards an agreement with a third party for the sale of its Easton Hockey business
– Easton Hockey will be an Unrestricted Subsidiary until it is sold
Proceeds from the sale will be used in conjunction with a new financing to retire the existing Easton-Bell Sports,
Inc. 2016 Senior Secured Notes, the EB Sports Corp. HoldCo Facility, and pay transaction fees and expenses
– $46MM of proceeds earmarked as unrestricted HoldCo cash to fund acquisitions or capital structure changes
The contemplated new financing includes the following:
– $150MM 5-year ABL (undrawn at closing)
– $215MM 7-year 1
st
Lien Term Loan
– $110MM 8-year 2
nd
Lien Term Loan
The contemplated new financing represents, on a pro forma basis, Total Debt / Adj. EBITDA of 5.2x, and Net
Debt / Adj. EBITDA of 4.9x
Upon completion of these transactions, Easton-Bell Sports, Inc. will be renamed BRG Sports, Inc.
Exhibit  99.1

Transaction Overview: Financing of BRG
Sources & Uses
Sources Amount ($MM) %
New ABL Revolver 0
0
New 1st Lien Term Loan 215 32
New 2nd Lien Term Loan 110 17
Net Proceeds from Asset Sale 337 51
Total Sources 662
100
Uses Amount ($MM) %
Retire ABL Facility 23 3
Retire Senior Notes 350 53
Retire HoldCo Facility 145
22
HoldCo Unrestricted Cash Allocation 46 7
Bond Breakage Costs 17 3
CIP / Transaction Costs 47 7
Illustrative Financing Fees & OID 10 2
Cash for Capitalizing Hockey 15 2
Cash for Restructuring Post-Transaction 9 1
Total Uses 662 100
PF Capitalization | Credit Statistics
Pro Forma ($MM) 12/31/2013
Cash on Balance Sheet 19
New ABL Revolver 0
New Term Loan (1st Lien) 215
New Term Loan (2nd Lien) 110
Total Debt 325
PF 2013E Adj. EBITDA 62
1st Lien Debt / PF Adj. EBITDA 3.5x
2nd Lien Debt / PF Adj. EBITDA 1.8x
Bank Debt / PF Adj. EBITDA 5.2x
Total Debt / PF Adj. EBITDA 5.2x
Net Debt / PF Adj. EBITDA 4.9x

Riddell

546
556
533
12.0%
10.4%
11.7%
2011A
2012A
2013E

ACTION SPORTS

BELL GIRO Blackburn EASTON

11.7%
19.9%
17.3%
14.9%
11.9%
11.0%
9.2%
9.1%
8.6%
6.3%
5.7%
5.6%
3.8%
3.6%
1.7%
BRG
Shimano
Fox
Bauer
Rapala
Jarden Outdoor
Amer Sports
Giant
Dunlop
Dorel Rec / Leisure(2)
Accell
Head(2)
Mizuno
Callaway
Black Diamond

BRG SPORTS

A Top-Tier Sporting Goods Company
The leading brands across helmets, accessories, components,
footwear and apparel for cycling, snowsports and powersports
– 42% share in global specialty cycling helmets
– 41% share in US snow helmets
– 56% share in US mass cycling accessories
CY2013E, %
BRG Revenue BRG PF Adj. EBITDA Margin %
BRG Sports
(1)
Financial Performance
EBITDA Margins Above Most of Industry
Notes
1.Contribution based on 2013E Net Sales. Other brands contribute immaterial amount
2.LTM as of 9/30/2013
(39% of Net Sales)
(36% of Net Sales) (18% of Net Sales) (4% of Net Sales)
$MM
Industry Median = 8.9%
Sources: Company Information, Management Estimates
(2)
(2)
Sources: Thomson Estimates from Capital IQ as of 2/19/2014; Company Filings
(~3% of Net Sales)
Developer, manufacturer and reconditioner of football equipment, uniforms, and accessories
A well-recognized brand at the forefront of head protection research
56% market share in football helmets
A cash flow generator with a differentiated selling model
Set all-time record revenue performance for 4 years running
Global appeal for its brands

BRG Sports: Change in Management Team, Return to the Past
Two
Differentiated
Businesses
with Market-
Leading
Positions
Strong brand portfolio supported by storied histories, established reputations for innovation, and globally recognized brand names
Riddell, founded in 1929, is one of the most well-known brands in sports
Bell and Giro own the leading positions in cycling, snow, and other action sports
Bell is building a fast-growing business in powersports
Opportunity to
Further Refine
Culture and Add
Value
Encourage a flat, entrepreneurial environment; transition from EBS’ “corporate” culture
Further emphasize and reward product innovation
Foster increased collaboration among divisions through revised management structure
Swift and efficient change since Terry Lee’s return to the company he helped build and Tim
Mayhew’s shift from long-time Board member to management
Operational
Improvements
to Drive
Margins and
Cash Flow
Continue right-sizing operating expenses as a % of sales (run-rate >$10MM costs already taken out)
Maintain prudent capital expenditures by managing as a ratio
Better leverage available from economies of scale

Attractive Market Dynamics
Resiliency Across All Key Sporting Goods Markets
2009-2012 CAGR
Sources: SFIA, Company Analysis
$79.2Bn
Market
Size
$3.6Bn $498MM $516MM
Notes:
1. U.S. Sporting Goods Wholesale Sales
2. U.S. Independent Bike Dealer Sales
3. U.S. Ski and Snowboard Equipment Wholesale Sales
4. U.S. Football Equipment Wholesale Sales
3.4%
7.5%
4.1%
1.3%
U.S. Sporting Goods
(1)
U.S. Cycling
(2)
U.S. Snow Sports
(3)
Football Equipment
(4)

BRG SPORTS

Riddell

BELL GIRO
Blackburn EASTON CYCLING

GIRO

BELL

BRG SPORTS

Strong, Diversified Portfolio Across Categories and Sports…
Premium brand image,
evolving cross-category
lifestyle offering
Category leader in U.S.
ski / snow helmets and
goggles (crossover
from specialty cycling
strength)
Storied heritage as an
authentic moto helmet
Strong current
momentum (40%
CAGR)
Recently acquired
global distribution rights
to expand growth
Unparalleled brand
recognition and market
position
Cutting-edge helmet
technology
The top choice of elite
athletes
250 person direct sales
organization
Football
(39% of Net Sales)
Global market leader in
specialty cycling
helmets (particularly
strong in U.S.)
Unique multi-channel,
multi-brand strategy
Helmet of champions
$533MM 2013E Net Sales, $62MM 2013E PF. Adj. EBITDA
Cycling
(51% of Net Sales)
Snow
(6% of Net Sales)
Powersports
(4% of Net Sales)

COSTCO
WHOLESALE
WAL*MART
TARGET
DICK'S
SPORTING GOODS
SUPERSTORE
SPORTS
AUTHORITY

BRG SPORTS

Multiple sports with diversity of products within each
Seasonal variety
Wide range of price points
Products sold in 69 countries through numerous
distribution outlets
Unique direct institutional sales force
– Close to 20,000 institutional customers
Network of in-house and independent sales
representatives
BRG’s top customer (mass merchant) comprises 14.6%
of sales; next largest customer drops down to 2.6%
Product Diversification Channel Diversification
2013E Net Sales, %
2013E Net Sales, %
Notes
1.Includes Easton cycling wheels / components
2.Includes distributor and OEM sales
Football
Equipment and
Reconditioning
Services
34%
Cycling
Accessories &
Softgoods (1)
26%
Cycling
Helmets
25%
Snowsports
6%
Football
Licensed
Products
5%
Powersports
4%
Other Products
Specialty / Big
Box Retail (2)
44%
Institutional
31%
Mass
25%
Diversification by Product, Channel and Customer Enhances Stability

9.2% CAGR
$144
$160
$177
$203
$205
2009
2010
2011
2012
2013E

Consumer
13%
Reconditioning
24%
Institutional Sales
63%

Riddell: The Football Specialty Company
A Leader in Football Equipment Impressive and Continuous Growth
Broad Customer Base With Little Concentration
Revenue, $MM
Premier developer, manufacturer and reconditioner
of football equipment, uniforms, and accessories
Leading market positions in each category
– 56% market share by sales in helmets
– Meaningful share increases over the past five
years
– Majority of players wear Riddell helmets
Record revenue and EBITDA performance
– Share-driven unit growth and consistent ASP
increases
– High gross margins with improvement through
innovation and reconditioning relocation
– SG&A leverage despite R&D and marketing
investments
– Strong free cash flow profile
Industry highly concentrated, only a few key players
– Riddell, Schutt, and Rawlings
Note:
2013E Net Sales, %
A favorite among NFL professionals
1. Principally includes Riddell helmet and shoulder pad parts and accessories sold to other reconditioning shops

2013E Net Sales, % (2)
Action Sports: Global Cycling, Snow, and Powersports Leader
Growth Resuming Following Difficult 2012
A combination of two market-leading brands in Bell
and Giro
– Helmets, accessories, footwear and apparel for
cycling, snowsports, and powersports
Segment also includes:
– Blackburn cycling accessories
– Easton cycling wheels and components
Recent performance impacted by:
– Self-inflicted errors
– Exit from non-core Mass Fitness / Football
categories, Easton wheels quality issues
– Unfavorable 2012/2013 seasonal weather
Improvement plan in place with results starting to
show
A Winning Combination
Core Revenue ($MM) (1)
Notes
1.Reflects core operations – excludes Mass Fitness/Football and Easton Cycling
2.Certain items with immaterial contribution not reflected in graph
Diversified by Both Brand and Category
Giro Bell Blackburn
Easton
Mass Accessories
24%
Mass Helmets
9%
Mass Juvenile Licensed
9%
Bell Cycling
9%
Powersports
7%
Giro Cycling Helmets
14%
Giro Snow
Helmets
8%
Footwear
4%
Other Giro
4%
Easton
6%
Blackburn
6%
$291
$301
$310
$300
$306
2009 2010 2011 2012 2013E
30%
6%
6%
58%
•
•
•
•

Giro: An Evolving Outdoor Adventure Brand
Global market leader in cycling and snowsports helmets sold
through specialty retailers
– Premium, high-quality image
– Reputation for innovation, performance, and design
From Helmets to Lifestyle Giro Bike
Giro Snow
Giro Air Attack Giro Amare Women’s
Giro Combyn Giro Blok
New Road Apparel
Waterproof jacket Republic Shoes
% of Total Giro-Branded Net Sales
Increasing Non-Helmet Contribution
Leading U.S. Ski and Snow helmet player
Brand authenticity has allowed Giro to successfully extend
into snow, and now cycling softgoods and accessories
– 2009 launch of snow goggles and cycling gloves
– 2010 / 2011 launch of cycling footwear (fastest-growing
– 2013 / 2014 category expansion with New Road apparel
– Little innovation in the current cycling apparel category
brand, now #4 in the market)

Strong Global Distribution Platform
…Utilizing Numerous Channels Broad-Based Distribution Model…
Diverse customer base across mass and specialty
– ~120 North American sales representatives (14
mass, 80 specialty, 23 powersports)
– 130 international distributors
Specialty channel accounts for majority of sales
– Ranges from big box to cycling / ski independents
– Giro in ~12,000 specialty cycling doors and ~5,000
snowsports doors globally
– Bell in ~8,000 specialty doors globally
– Specialized and Trek key specialty cycling peers
– Powersports business quickly growing doors
– Includes mass merchandisers such as Walmart,
Target, and Costco
– Bell in ~10,000 doors globally
– Key mass cycling competitor is Dorel Industries
(Schwinn, Mongoose, and GT)
– Bell’s position fortified by Disney license
2013E Net Sales, %
(1)
Note
1.Distributor and OEM sales are included in specialty channels as appropriate
Mass
41%
Specialty - Other
16%
Specialty US IBD
16%
Specialty - Europe IBD
15%
Specialty - US National
8%
Specialty - US Powersports
4%
Mass channel: lower price point, slightly lower
margins / opex
-

BELL	GIRO
	●	
	●	
	●	●
		●
	●	
		●
		●

BRG SPORTS

Bell and Giro are the leading brands across nearly all of their product categories
– The two brands have a combined ~42% global market share in specialty cycling helmets
Continued Market Leadership in Attractive and Growing Markets
Estimated Market Rank
Product Category
US Mass Cycling Helmets NA
US Mass Cycling Accessories NA
Global Specialty Cycling Helmets
Global Snow Helmets NA
US Powersports Helmets NA
US Specialty Cycling Footwear NA
US Specialty Cycling Gloves NA
Source: Leisure Trends and management estimates
Note: Product categories above exclude Easton Cycling wheels
A Formidable Presence
#1
#3
#1
#1
#4
#4
#2 #1

+ 5 Percentage Points
BELL
GIRO
Dec-2013 Peer Avg.
Dec-2012
Dec-2013

+ 4%
37%
41%
2012
2013
(1%)
35%
34%
2012
2013

BRG SPORTS

Improvement Plan in Motion
Exited / exiting non-core categories
Fitness accessories
Enhanced focus on mass channel in cycling after
several years of de-emphasis
Bell is now a Joint Business Planning partner to both
Walmart and Target
Re-hired top-notch head of sales
Keystone dealer margin program
“Freedom to Choose”
Stopped selling to Amazon to prevent discounting of
current-year models
Results apparent – as of early February, Giro Cycling
order book up double-digits from prior year
Recent Actions
Dealer Margins Increasing, Precursor to
Regaining Share Growth
Regained Snow Helmet Share to Solidify #1 Spot
Giro
Closest Competitor
Specialty Dollar Share, %
Source: Leisure Trends (December season to date)
“I've been speaking with a lot of other dealers around the
country and everyone has noticed the changes EBS has
made over the past number of months, and we're throwing
more of our business your way because of that.”
Source: Leisure Trends (Current Period – December)
Notes
1.Weighted average peer margin based on December 2013 dollar sales
2.Weighted average (based on dollar sales) of Bell / Giro December 2012 margins
3.Weighted average (based on dollar sales) of Bell / Giro December 2013 margins
Dealer Margin, %
(1)
(2) (3)
- Chris Holmes, Bicycle World & Fitness

Stable Financial Performance
$MM
$MM, Margins in %
Action Sports Riddell
Total BRG Margin
$MM, Margins in %
$MM, Margins in %
Total BRG
Notes
1.Please refer to page 41 for a reconciliation of PF Adjusted EBITDA
2.Figures may not add due to rounding
3.Capex adjusted for costs related to new distribution center (2012: $0.4MM; 2013E: $3.6MM) and excess corporate project costs (2011: $6.4MM; 2012: $7.6MM; 2013E: $8.0MM)
BRG PF Adjustments
(2)
2011 2012 2013E
369
353
327
177 203
205
546
556
533
Net Sales Gross Profit and Margin
193
202
195
35.3% 36.3%
36.6%
2011 2012 2013E
PF Adj. EBITDA
(1)
and Margin Capital Expenditures
(3)
59
4
65
58
62
12.0%
10.4%
11.7%
2011 2012 2013E
12
12
13
2.2% 2.1%
2.4%
2011 2012 2013E

Strong Cash Flow Generation
$MM
Conversion: 51.8% 32.2%
Run-Rate Free Cash Flow Bridge
(1)(2)
Notes
1.Illustratively based on 2013E PF Adj. EBITDA
2.Assumed 45% tax rate for estimated taxes and tax-adjusted interest. Estimated taxes calculated based on PF Adj. EBIT and pre-interest tax shield
3.Based on 2013E capex, net of  costs related to new distribution center ($3.6MM) and excess corporate project costs ($8.0MM)
(2) (2)
(3)
ILLUSTRATIVE
62
13
17
32
12
20
PF Adj. EBITDA Maintenance Capex Est. Taxes Unlevered FCF Tax-Adj. Interest Levered FCF

Net Working Capital Dynamics
Historical Monthly Net Working Capital
2013
2012
2011
$
Cycles reflect selling seasons
Riddell sales increase through
1 half of year with A/R
collected once high school
football season begins
Cycling category builds
inventory in Q1 for Spring
sales push
Snow category inventory
builds through Summer with
bulk of sales booked from Aug-
Oct with fill-in orders thereafter
Preliminary
($MM, unless otherwise noted) 2011A 2012A 2013E
LTM Avg. Days of Sales Outstanding 95 95 92
LTM Avg. Inventory Turns 4.6x 4.3x 4.2x
LTM Avg. Days Payable Outstanding 49 51 50
LTM Avg. Working Capital ($)
(1)
$137 $143 $132
LTM Avg. Working Capital % of Sales 25.1% 25.8% 24.8%
Actual
Total BRG Action Sports Riddell
Note
1. Excludes tax related accounts, cash, and indebtedness
Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov
st

Product Liability Defense / Insurance
An Emphasis Within BRG
Product liability defense is a core competency of BRG Sports
– We make great products; we fight frivolous cases and we win
“Ordinary course” product liability suits are at an all-time low (Bell, Giro, and Riddell)
– 2014 policy recently renewed with exact coverage as prior year
– We maintain 50+ years of substantial insurance coverage
– >80% of our defense costs are reimbursed by insurance (no cap applies)
– This process is a distraction and will take time to play out but we will fight and expect to win
We believe NFL-related concussion suits are without merit as they pertain to Riddell
Helmet-related suits at Action Sports continue to decline, accessories contributed bulk of new suits in 2012 and 2013
BRG Sports maintains significant insurance for helmet product liability

Pro Forma Adjusted EBITDA Reconciliation
Notes
1. Per the audited financials (for 2012) and the preliminary unaudited financials (for 2013) of Bell Sports and Riddell Sports
2. Revenues and expenses related to baseball/softball products sold through mass merchandisers were historically booked through BRG Sports. This product line is being divested as part of the Easton operations being sold to Bauer Performance Sports.
3. Revenues and expenses related to Easton cycling wheels and components were historically booked through Easton Sports. The accounting for this was changed to be included within BRG Sports in 2013.
4. Represents corporate costs allocated to Easton Sports subsidiary as part of the audit that are stranded post-divestiture and will remain with BRG Sports.
5. Represents actual expenses historically permitted to be excluded pursuant to the Company’s Senior Secured Credit Facilities. Such amount represents: (i) charges related to the issuance of capital stock or debt, (ii) unrealized (gains)/losses relating to hedging activities, (iii) expenses paid in connection with employee severance, retention, relocation and contract termination, consolidation of facilities and other non-recurring expenses and charges and (iv) expense reimbursements to our financial sponsors. In addition these amounts include other quality of earnings adjustments made in conjunction with Ernst & Young.
6. Excludes depreciation and amortization previously allocated from Easton-Bell Corp. to Easton Sports
7. Includes full-year impact of cost reductions already taken place and anticipated cost reduction initiatives upon separation of the Easton businesses and the refinancing.
$MM 2012 2013
Preliminary GAAP Operating Income
(1)
$38.4 $26.7
Less:  Inclusion / (Removal) of Profits for Certain Baseball/Softball Business Lines
(2)
(2.4) (2.4)
Plus:  Inclusion of Profits for Certain Action Sports Business Lines
(3)
5.0 –
Less:  Overhead Absorption of Divested / Non Borrower Businesses
(4)
(9.1) (5.9)
Plus:  Non-Cash Stock Compensation 3.3 6.5
Plus:  Non-Recurring and Extraordinary Charges, Gains and Losses
(5)
1.8 12.8
Preliminary Adjusted Operating Income $37.0 $37.7
Plus:  Depreciation and Amortization
(6)
20.7 20.9
Preliminary Adjusted EBITDA $57.7 $58.5
Pro Forma Adjustment
(7)
3.8
Pro Forma Adjusted EBITDA $62.3
18